UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2015
Coty Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of the Security Holders.

On November 4, 2015, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2015 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals listed below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 22, 2015 (the “Proxy Statement”). There were 61,812,784 shares of Class A Common Stock and 262,062,370 shares of Class B Common Stock present at the beginning of the Annual Meeting in person or by proxy, which represented 90.25% of the combined voting power of the Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held as of the close of business on September 10, 2015 (the “Record Date”), and holders of the Company's Class B Common Stock were entitled to ten votes for each share held as of the Record Date. Final voting results are shown below.

Each proposal was determined by a majority of votes cast, except that the election of directors was determined by plurality vote.

1.	Election of Directors

The following directors were elected to the Board of Directors of the Company as follows:

Director	For	Withheld	Broker Non-Votes
Lambertus J.H. Becht	2,648,632,209	30,553,436	3,250,840
Joachim Faber	2,668,915,374	10,270,271	3,250,840
Olivier Goudet	2,668,705,863	10,479,782	3,250,840
Peter Harf	2,651,972,205	27,213,440	3,250,840
Paul S. Michaels	2,669,205,644	9,980,001	3,250,840
Erhard Schoewel	2,668,026,613	11,159,032	3,250,840
Robert Singer	2,668,882,993	10,302,652	3,250,840
Jack Stahl	2,668,918,674	10,266,971	3,250,840

Each of the eight nominees for director was elected to serve until the next annual meeting of stockholders or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2.	Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer compensation, as follows:

For	Against	Abstain	Broker Non-Votes
2,678,222,956	924,780	37,909	3,250,840

3.	Ratification of Appointment of Deloitte & Touche LLP as the Company's independent auditor

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending June 30, 2016, as follows:

For	Against	Abstain	Broker Non-Votes
2,681,981,123	154,201	301,161	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 9, 2015	By:	/s/Jules P. Kaufman
Jules P. Kaufman
Senior Vice President, General Counsel and Secretary